                                 EXHIBIT 10.3.1

            Fifth Amendment to Split Dollar Life Insurance Agreement
          Collateral Assignment Plan dated as of May 15, 1995 between
           The Goldsmith 1980 Insurance Trust and City National Bank

           FIFTH AMENDMENT TO SPLIT DOLLAR LIFE INSURANCE AGREEMENT

                           COLLATERAL ASSIGNMENT PLAN



       This Amendment relates to that certain Split Dollar Life Insurance Agreement made as of the 13th day of June, 1980 between CITY NATIONAL BANK and THE GOLDSMITH 1980 INSURANCE TRUST (the "Agreement") and shall hereby amend paragraph 7 thereof to provide that the Agreement shall terminate on May 15, 1998.

       Except as amended by the foregoing, the Agreement shall remain in full force and effect and without any other change.

       This Agreement is made and agreed to as of this 15th day of May, 1995.


THE GOLDSMITH 1980 INSURANCE TRUST               CITY NATIONAL BANK


By  /s/ Bruce Leigh Goldsmith                    By  /s/ Richard H. Sheehan, Jr.
  -------------------------------------------      -----------------------------
    BRUCE LEIGH GOLDSMITH
           Trustee                               Its  Senior Vice President
                                                 -----------------------


By  /s/ Russell D. Goldsmith
  ---------------------------------------------
    RUSSELL DAVID GOLDSMITH
           Trustee


CITY NATIONAL BANK


By  /s/ Greg Custer
  ------------------------------------------------
         GREG CUSTER Assistant Trust Officer
           Trustee